RECALL STUDIOS HIRES LIVE ENTERTAINMENT VETERAN

JORDAN FIKSENBAUM AS PRESIDENT

Live Entertainment Executive, Fiksenbaum, responsible for over $5 billion in ticket revenues, joins Senior Management as Company integrates Recent Acquisitions

New York, NY, February 7, 2019 — Recall Studios (OTC: “BTOP”), a leading developer of hyper-realistic digital humans for entertainment, mixed reality and artificial intelligence, today announced that veteran entertainment senior executive, Jordan Fiksenbaum, was named President. The Company has also announced the resignations of Bradley Albert, from his role as President and Director, and Justin Morris, from his role as Chief Operating Officer and Director. The realignment of the Company’s senior management team, headlined by the hiring of Mr. Fiksenbaum, recognizes the material contribution of the recently acquired Evolution AI Corporation and Pulse Evolution Corporation to the Recall Studios business strategy and growth plan.

Looking to build on the Company’s recent acquisitions, Fiksenbaum will lead the next stage of Recall’s growth by leveraging the Company’s proprietary digital human technology in the launch of highly anticipated shows, productions and special projects featuring hyper-realistic, digital human celebrity performances.

Mr. Fiksenbaum has been working professionally in the live entertainment industry for over 30 years, now bringing to Recall his impressive and relevant experience in senior management including strategic planning, operations, sales, marketing, promotions, event programming, and ticketing. While at Cirque du Soleil, he was responsible for the marketing, sales and public relations initiatives of nine resident shows, including launching Michael Jackson One in Las Vegas, which features an appearance of the holographic likeness of Michael Jackson. Within the theatre industry, Fiksenbaum worked on numerous award-winning productions including The Phantom of the Opera, Ragtime, Disney’s the Lion King, Wicked, Les Misérables and Spamalot. His extensive experience and background also include roles as: Founder & CEO of POP Experience; former Vice President of Theatrical Productions for Kimmel Center, Inc. in Philadelphia; and serving as a senior consultant to a diverse group of companies including Feld Entertainment, Celine Dion, DuPont, the Kodak Theatre and Theatre Dreams.

“I am thrilled to see Pulse Evolution re-positioned to benefit from the acquisition by Recall Studios and I am thrilled to become a part of Recall’s senior leadership team,” said Fiksenbaum. “As I will continue to focus on the many attractive entertainment projects in the digital human space, I am eager to see the technology and craftsmanship of Pulse push beyond entertainment, expand into artificial intelligence, and introduce the world to the power and utility of digital humans.”

John Textor, Chief Executive Officer of Recall Studios, stated, “We thank Bradley and Justin for their important contribution to Recall Studios over the years and we look forward to their continued involvement as significant shareholders. We also welcome Jordan into our team as we continue to integrate the business opportunities of Pulse Evolution into our overall strategic plan. His impressive track record in live entertainment, his trusted reputation among our most important celebrity estate relationships and his readiness to commercialize our innovative digital human technologies make him the ideal choice to become a driving force within our senior management team.”

About Recall Studios

Recall Studios, including its consolidated subsidiaries, is a globally recognized, market leading developer of hyper-realistic digital humans – computer generated assets that can be distributed across the full spectrum of traditional media and emerging display technologies, including live entertainment, virtual reality, augmented reality, mobile, interactive and artificial intelligence applications. In August 2018, Recall Studios acquired Evolution AI Corporation, a developer of digital humans as an ‘inter-Face’ of artificial intelligence applications, including its majority interest in Pulse Evolution Corporation (OTC: “PLFX”), a globally recognized leader in the development of hyper-realistic digital humans for entertainment.

Evolution AI Corporation’s John Textor, described recently by Forbes magazine as “Hollywood’s Virtual Reality Guru”, was recently appointed CEO of Recall Studios and, together with Chairman Alexander Bafer, is committed to applications of Mixed Reality (VR and AR) and the important role that digital humans and artificial intelligence will play in the world of immersive entertainment. Our leadership team is currently focused on applications of digital humans in entertainment. We believe the entertainment industry provides us with attractive near-term opportunities to put digital humans to work in proven performance-oriented business models, while also allowing us to use the visibility of our globally recognized celebrities to showcase our digital human technologies and their applications across other industries. Accordingly, our current business plan is to generate revenues from our digital human representations of the world’s best-known living and late celebrities.

Beyond entertainment, we believe our specific business opportunity will be driven by the rapid evolution of the methods by which people access information and content through various forms of interactive electronic media. We believe that we are moving toward a world in which we will simply ask a computer a question and we will be given an answer, by a hyper-realistic digital human who possesses a universe of accurate and relevant information. Through our continued development of the world’s most advanced human animation technology, and our collaboration with the larger community of artificial intelligence pioneers, we expect that we will do more than just put a face on ‘AI.’ We intend to build your most knowledgeable teacher, your most trusted advisor, and in a digital world that reveals more possibilities each day, maybe even your best friend.

Now, with a complete understanding of creative and technical content creation, a global reputation for delivering some of the world’s most visually stunning imagery, including our unprecedented hyper-realistic digital humans, and with proprietary technology that is as attractive to strategic partners as it is to consumers, we believe Recall Studios has a profound and global opportunity to capitalize on the most lucrative business opportunities across the industries of entertainment, education, communications and artificial intelligence.

Our most recent SEC filings and financial information can be found on the Securities and Exchange Commission’s website at www.sec.gov

FORWARD-LOOKING STATEMENTS; ADDITIONAL INFORMATION

Certain statements in this communication may be “forward-looking statements” that are subject to risks and uncertainties, are based on management’s current expectations, and as a result of the following risks and uncertainties, among others, actual results and events may differ materially; the successful integration of Recall Studios, Evolution AI, and Pulse Evolution, and the ability to realize synergies and other benefits; the availability of funds to meet debt obligations and to fund operations and necessary capital expenditures; and other risks and uncertainties detailed our filings with the Securities and Exchange Commission. More information on potential factors that could affect our financial results is included from time to time in our SEC filings and reports. Recall Studios disclaims any obligation to update information contained in these forward-looking statements.

The Tender Offer to acquire additional interests in Pulse Evolution, referenced in previous press releases, has not yet commenced. Such communications are for information purposes only and should not be considered an offer nor a solicitation of an offer to purchase, sell or exchange securities or a solicitation of a proxy from any stockholder. Subject to future developments, additional documents regarding the proposed transaction, such as a Schedule TO and a registration statement on Form S-4, may be filed with the SEC, which investors should read carefully if and when they become available because they contain important information. Investors may obtain a free copy of the documents filed by Recall Studios, when they are available, from the SEC’s website at www.sec.gov. Recall Studios, its directors and certain of its executive officers may be deemed to be participants in a solicitation of proxies for the proposed transaction.

Information about the directors and executive officers of Recall Studios is set forth in its most recent proxy statement for the annual meeting of stockholders, as filed with the SEC, and will be included in the relevant documents regarding the proposed transaction filed with the SEC.

Contact:

Recall Studios

info@recallstudios.com

212-537-5775